                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_| Preliminary Proxy Statement                |_| Confidential, For Use of the Commission
                                                   Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|X| Soliciting Material Under Rule 14a-12

                    STRUCTURAL DYNAMICS RESEARCH CORPORATION
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
                                       N/A
             ------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
                                       N/A
             ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A
             ------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
                                       N/A
             ------------------------------------------------------------------
         (5) Total fee paid:
                                       N/A
             ------------------------------------------------------------------
         |_| Fee paid previously with preliminary materials:
             ------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
                                      N/A
             ------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:
                                       N/A
             ------------------------------------------------------------------
         (3) Filing Party:
                                       N/A
             ------------------------------------------------------------------
         (4) Date Filed:
                                       N/A
             ------------------------------------------------------------------

   PR CONTACT                          FINANCIAL CONTACT                    AGENCY CONTACT
   Mary Ward                           Jeff Vorholt                         Virva Kivijarvi
   Manager, Public Relations           Chief Financial Officer              Account Executive
   SDRC                                SDRC                                 Ruder Finn/Chicago
   513/576-2151                        513/576-2138                         312/329-3916
   mary.ward@sdrc.com                  jeff.vorholt@sdrc.com                kivijarviv@ruderfinn.com
   ------------------                  ---------------------                ------------------------

                               Filed by Structural Dynamics Research Corporation
                                             pursuant to "Rule 14a-12" under the
                                                          Securities Act of 1933

                      Subject Company:  Structural Dynamics Research Corporation
                                                  Commission File No.:  33-16541


             SDRC, UGS MERGER TO CREATE COLLABORATION MARKET LEADER

CINCINNATI--May 24, 2001--The acquisition and subsequent merger of SDRC (Nasdaq:
SDRC) and UGS announced yesterday will create a new collaboration market leader with significant product development strength and expertise for bringing to market a new class of collaborative products and services.

The new entity will become a fifth line of business for EDS and provide customers of SDRC, EDS, and UGS with new innovative products to enhance their competitive advantage reflecting the strengths of the new entity, such as:

|X|      SDRC's market-leading Metaphase(R)product data management solutions;
|X|      The combined strength of mechanical design automation (MDA) solutions;
|X| The leading position of SDRC and UGS in key vertical industry markets, specifically aerospace and automotive;
|X| A combined resource base for accelerated product development and innovation.

"SDRC has been at the leading edge of collaboration in product design and data management since its inception," said Bill Weyand, chairman and CEO, SDRC. "At the heart of the merger is the joining together of two market-leading companies, SDRC and UGS, to create an even more powerful market force for next generation collaboration solutions. EDS, one of the world's IT leaders, will capitalize on the combined strengths and synergies of SDRC and UGS to offer customers, and our employees, long-term success by delivering world-class products and services for collaborative product management in a global environment."


                                     -MORE-

SDRC AND UGS MERGE TO CREATE COLLABORATION MARKET LEADER/PAGE 2


"In the last 24 months, we have seen the beginning of a network-based revolution in the way products are designed, developed and manufacturer," said Dick Brown, EDS chairman and CEO. "UGS has given us a window on this change and on the emergence of product lifecycle management, where digitized information is shared instantly and globally. Now is the time to move quickly and decisively to capture opportunities in this space."

"While it is obvious that the strengths of SDRC's PDM solution will remain strategic to the merged enterprise, I-DEAS(R) customers should continue with plans and deployments in anticipation of an interoperable capability with UGS MCAD," said Tony Affuso, UGS president and CEO. "SDRC and UGS believe that together they will be able to deliver a true open, interoperable solution for product lifecycle management that allows customers to implement best-in-class solutions that match each customer's specific business requirements. Not only can we deliver on the promise of interoperability that customers have been demanding, we can take this new set of solutions to market immediately."

The acquisition has been approved by the boards of directors of each company and is subject to governmental approvals, SDRC and UGS stockholder approvals and customary closing conditions.


ABOUT EDS - www.eds.com
EDS, the leading global services company, provides strategy, implementation and hosting for clients managing the business and technology complexities of the digital company. EDS brings together the world's best technologies to address critical client business imperatives. It helps clients eliminate boundaries, collaborate in new ways, establish their customers' trust and continuously seek improvement. EDS, with its management consulting subsidiary, A. T. Kearney, serves the world's leading companies and governments in 55 countries. EDS reported revenues of $19.2 billion in 2000. The company's stock is traded on the New York Stock Exchange (NYSE: EDS) and the London Stock Exchange.

ABOUT UGS - www.ugs.com
UGS (NYSE: UGS) is one of the most successful software and services companies, dedicated to helping manufacturers optimize their product lifecycle process. UGS' rich heritage and financial strength have been established by consistently providing the industry's best product development applications for over 25 years. Today, UGS is distinguished as the leading supplier of Internet-based product life cycle collaboration solutions as well as the company that is creating the de facto industry standards for the digital product. With offices in over 30 countries around the globe, UGS is the vendor of choice for open solutions that seamlessly weave into any environment and create unprecedented value for the world's most demanding customers. In addition, UGS is the first company in its industry to earn the ISO 9001/TickIT certification. For more information, please contact UGS at (800) 498-5351.







                                     -MORE-

SDRC AND UGS MERGE TO CREATE COLLABORATION MARKET LEADER/PAGE 3



ABOUT SDRC - www.sdrc.com
SDRC (Structural Dynamics Research Corporation), with headquarters in Ohio, provides software solutions and services that propel manufacturers to increased business competitiveness through the development of a web-based, collaborative environment for product development. SDRC employs more than 2,500 people worldwide, with 64 offices in 18 countries throughout North America, Europe, and Asia/Pacific.


Note to Editors: SDRC, I-DEAS, and Metaphase are registered trademarks of Structural Dynamics Research Corporation. All other trademarks or registered trademarks belong to their respective holders.


Additional Information and Where to Find It: It is expected that SDRC will file a proxy statement with the SEC in connection with the Merger, and that SDRC will mail a Proxy Statement to its shareholders containing information about the Merger. Investors and security holders are urged to read the Proxy Statement carefully when it is available. The Proxy Statement will contain important information about SDRC, EDS, the Merger, the persons soliciting proxies relating to the Merger, their interests in the Merger and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Proxy Statement and these other documents may also be obtained from SDRC by directing a request through the Investors Relations portion of SDRC's website at http://www.SDRC.com or by mail to SDRC, 2000 Eastman Drive, Milford, Ohio 45150, attention: Investor Relations, telephone: (513) 576-2400.

In addition to the Proxy Statement, SDRC and EDS file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by SDRC or EDS at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. SDRC's and EDS' filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

Participants in Solicitation: SDRC, its directors, executive officers and certain other members of management and employees may be soliciting proxies from SDRC shareholders in favor of the Merger. Information concerning the participants in the solicitation is set forth in a Current Report on Form 8-K filed by SDRC on May 24, 2001.

Cautionary Note Regarding Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995: Certain matters discussed in this release are forward-looking statements that involve risks and uncertainties which could cause the actual results to differ materially from those projected, including the timely availability and acceptance of new products, global economic uncertainties, the impact of competitive products and pricing, the management of growth, and other risks detailed from time to time in the Company's most recent reports on Forms 10-K and 10-Q. In addition, the completion of the merger and related transactions with EDS is subject to the satisfaction or waiver of customary conditions that involve future developments.

                                       ###